                                   Exhibit 1

                          Index of Transmission Assets
                        Subject to Transfer Transaction

                               SERVICE AGREEMENTS
                                      WITH
                           THE DETROIT EDISON COMPANY


           THE DETROIT EDISON COMPANY OPEN ACCESS TRANSMISSION TARIFF
                             DOCKET NO. OA96-78-000

        TRANSMISSION CUSTOMER              DOCKET NUMBER      SERVICE DATE       NETWORK            FIRM            NON FIRM
                                                                                AGREEMENT          P-T-P             P-T-P
--------------------------------------- --------------------- -------------- ----------------- --------------- ------------------
Cargill-Alliant, L.L.C.                 ER99-1697-000         1/5/99                                 X                 X
--------------------------------------- --------------------- -------------- ----------------- --------------- ------------------
DECo. Merchant Operations               ER97-1024             1/1/97                                                   X
--------------------------------------- --------------------- -------------- ----------------- --------------- ------------------
DECo. Merchant Operations               ER97-2297-000         2/28/97                                X
--------------------------------------- --------------------- -------------- ----------------- --------------- ------------------
Duke Energy Corporation                 ER99-2871-000         5/24/99                                X
--------------------------------------- --------------------- -------------- ----------------- --------------- ------------------
MEGA                                    ER99-2873-000         5/21/99                                X                 X
--------------------------------------- --------------------- -------------- ----------------- --------------- ------------------
Nordic Electric, L.L.C.                 ER00-0841-000         12/24/99                               X                 X
--------------------------------------- --------------------- -------------- ----------------- --------------- ------------------
Toledo Edison Company                   ER97-2806             4/2/97                                                   X
--------------------------------------- --------------------- -------------- ----------------- --------------- ------------------
Tenaska Power Services                  ER98-3517-000         6/10/98                                X                 X
--------------------------------------- --------------------- -------------- ----------------- --------------- ------------------
Tractebel Energy Marketing, Inc         ER98-4465-000         7/12/98                                X                 X
--------------------------------------- --------------------- -------------- ----------------- --------------- ------------------
Western Resources                       ER99-2872-000         5/21/99                                X                 X
--------------------------------------- --------------------- -------------- ----------------- --------------- ------------------

                               SERVICE AGREEMENTS
                                      WITH
                           THE DETROIT EDISON COMPANY


                     JOINT OPEN ACCESS TRANSMISSION TARIFF
               THE DETROIT EDISON COMPANY/CONSUMERS ENERGY COMPANY
                             DOCKET NO. OA97-249-000


                                                                              JOINT NETWORK                          JOINT
        TRANSMISSION CUSTOMER              DOCKET NUMBER      SERVICE DATE      AGREEMENT        JOINT FIRM         NON FIRM
                                                                                                   P-T-P             P-T-P
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
American Electric Power                 ER97-4091-000        7/11/97                                                   X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
American Electric Power                 ER97-4096-000        7/16/97                                 X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Cargill-Alliant, L.L.C.                 ER99-1699-000        1/1/99                                  X                 X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
CMS Marketing Trading                   ER97-3479-000        5/13/97                                 X                 X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Cinergy Services, Inc.                  ER97-3480-000        5/23/97                                                   X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Cleveland Electric                      ER97-3478-000        5/13/97                                                   X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Commonwealth Edison                     ER97-4218-000        5/2/97                                                    X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Constellation Pwr.Source, Inc.          ER99-4273-000        8/31/99                                                   X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Croswell, City of                       ER97-4437-000        9/22/97                X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
DECo Merchant Operations                ER97-2061-000        2/28/97                X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
DTE Energy Trading                      ER98-2776-000        4/1/98                                  X                 X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Duke Energy Corporation                 ER99-2871-000        5/24/99                                 X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Enron Power Marketing, Inc.             ER97-4413-000        8/11/97                                 X                 X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Illinois Power Company                  ER97-3470-000        5/20/97                                                   X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Louisville Gas & Electric Co.           ER97-4094-000        5/11/97                                                   X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
MEGA                                    ER99-2873-000        5/21/99                                 X                 X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Minnesota Power Light                   ER97-3468-000        6/12/97                                                   X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
New York State Electric & Gas           ER98-690-000         9/17/97                                 X                 X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Northern Indiana (NIPSCO)               ER97-4092-000        7/11/97                                                   X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Ohio Edison Corporation &               ER97-3471-000        5/23/97                                                   X
Pennsylvania Power
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
PanEnergy Trading & Mkt.                ER97-3476-000        5/13/97                                                   X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Pennsylvania P & L Co.                  ER98-690-000         9/17/97                                                   X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Public Service Elec.& Gas-NJ            ER98-690-000         9/17/97                                                   X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
PECo. Energy Co.-Power Team             ER97-4093-000        7/11/97                                                   X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Sebewaing, Village of                   ER97-4455-000        9/22/97                X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Tenaska Power Services Co.              ER98-3517-000        6/10/98                                 X                 X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Thumb Electric Co-op.                   ER97-4436-000        9/1/97                 X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Toledo Edison Company                    ER97-3477-000       4/2/97                                                    X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Tractebel Energy Marketing, Inc         ER98-4464-000        7/12/98                                 X                 X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Virginia Electric & Power               ER97-3475-000        6/9/97                                                    X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------
Wolverine Power Supply Coop.            ER00-0878-000        1/1/00                                  X                 X
--------------------------------------- -------------------- --------------- ----------------- --------------- ------------------



Voltage         Type         Circuit Name                                                       Notes
                               (Substations in parentheses are taps)                            (The portions of the
                                                                                                circuits noted below are
                                                                                                classified as distribution
                                                                                                and will not be operated
                                                                                                by the ITC.)


----------------------------------------------------------------------------------------------------------------------------------

120KV           Cables       ALFRED-RESOURCE
----------------------------------------------------------------------------------------------------------------------------------
120KV           Cables       ALFRED-ST.ANTOINE
----------------------------------------------------------------------------------------------------------------------------------
120KV           Cables       BRISTOL-CANIFF
----------------------------------------------------------------------------------------------------------------------------------
120KV           Cables       BRISTOL-FRISBIE
----------------------------------------------------------------------------------------------------------------------------------
120KV           Cables       CANIFF-CORTLAND
----------------------------------------------------------------------------------------------------------------------------------
120KV           Cables       CANIFF-MACK
----------------------------------------------------------------------------------------------------------------------------------
120KV           Cables       CANIFF-NORTHEAST
----------------------------------------------------------------------------------------------------------------------------------
120KV           Cables       CATO-MIDTOWN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Cables       CATO-WATERMAN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Cables       CORTLAND-MIDTOWN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Cables       CORTLAND-WARREN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Cables       ERIN-MEDINA
----------------------------------------------------------------------------------------------------------------------------------
120KV           Cables       ESSEX-ST.ANTOINE
----------------------------------------------------------------------------------------------------------------------------------
120KV           Cables       EVERGREEN-NORTHWEST
----------------------------------------------------------------------------------------------------------------------------------
120KV           Cables       FRISBIE-MIDTOWN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Cables       FRISBIE-RESOURCE
----------------------------------------------------------------------------------------------------------------------------------
120KV           Cables       FRISBIE-WATEREMAN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Cables       MACK-NORTHEAST
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ADAMS-BUNCE CREEK (BURNS)                                           Burns 2 Tap portion is
                                                                                                 dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ADAMS-SPOKANE (BURNS)                                               Burns 1 Tap portion is
                                                                                                 dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       AKRON-SUNSET
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       AKRON-WIXOM
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ALFRED-RIVER ROUGE
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ALLISON-BROCK-VENOY (SPORT) (TOPAZ)                                 Sport 1 & Topaz 1 Tap
                                                                                                 portions are dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ALLISON-ROMULUS
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ARCTIC-CRESTWOOD
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ARCTIC-RANGER
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ARIZONA-DAYTON-SUPERIOR
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ARIZONA-SCOTTSDALE
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ARROWHEAD-BAD AXE (COSMO)                                           Cosmo Tap portion is
                                                                                                 dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ARROWHEAD-TUSCOLA
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ATLANTA-KARN-THETFORD (138KV)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ATLANTA-TUSCOLA
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BALTIC-COVENTRY (DUVALL)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BECK-MEDINA
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BECK-STEPHENS
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BERLIN-BROWNSTOWN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BERLIN-SWAN CREEK
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BLOOMFIELD-HAMLIN (AUBURN) (LEBARON)                                Lebaron Tap portion is
                                                                                                 dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BLOOMFIELD-HANCOCK
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BLOOMFIELD-SUNBIRD (KERN) (COLORADO)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BLOOMFIELD-TEMPEST
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BLOOMFIELD-TROY (LONG LAKE)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BLOOMFIELD-WALTON (KERN) (LEBARON)                                  Lebaron Tap portion is
                                                                                                 dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BLOOMFIELD-WHEELER
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BOYNE-MACOMB (GOLF)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BOYNE-ST.CLAIR (HOUSTON)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BROCK-ELM
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BROCK-PERU
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BRONCO-JEWELL
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BRONCO-STERLING
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BROWNSTOWN-DAYTON
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BROWNSTOWN-ELM (COOPER) (TAYLOR)                                    Cooper Tap portion is
                                                                                                 dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BROWNSTOWN-MAZDA #1                                                 Brownstown-Mazda #1
                                                                                                 circuit is dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BROWNSTOWN-MAZDA #2                                                 Brownstown-Mazda #2
                                                                                                 circuit is dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BROWNSTOWN-NAVARRE #1 (TAYLOR)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BROWNSTOWN-TRENTON CHANNEL #1
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BROWNSTOWN-TRENTON CHANNEL #2
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BROWNSTOWN-TRENTON CHANNEL #3
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BUNCE CREEK-MARYSVILLE
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BUNCE CREEK-ST. CLAIR (MOHICAN)                                     Mohican 1 Tap portion is
                                                                                                 dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       BUNCE CREEK-WABASH
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       CHESTNUT-GENDY(LOGAN) (VAN DYKE)                                    Logan 1 & Van Dyke 1
                                                                                                 Tap portions are dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       CHESTNUT-LINCOLN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       CHESTNUT-RED RUN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       CHESTNUT-TROY (FORMTECH)                                            Formtech 2 Tap portion
                                                                                                 is dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       CODY-COVENTRY
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       COVENTRY-PHOENIX #1
----------------------------------------------------------------------------------------------------------------------------------

                                       35


----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       COVENTRY-PHOENIX #2
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       COVENTRY-PROUD-WIXOM (TAMARACK)                                     Town 2 Tap portion is
                             (TOWN)                                                                    dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       COVENTRY-SUPERIOR
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       CRESTWOOD-WARREN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       CUSTER-MONROE (NORTHSTAR)                                           North Star Tap portion is
                                                                                                 dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       CUSTER-SHOAL (BOULDER)                                              Boulder Tap portion is
                                                                                                 dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       CYPRESS-MARYSVILLE
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       CYPRESS-ST. CLAIR (REMER) (MOHICAN)                                 Mohican 2 Tap portion is
                                                                                                 dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       DIESEL-EVERGREEN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       DIESEL-POLARIS
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       DRAKE-NORTHWEST
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       DRAKE-QUAKER
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ELM-RANGER
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ELM-ZACHARY
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ENRICO FERMI-LUZON (NILES) (SEVILLE)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ENRICO FERMI-SHOAL (SEVILLE)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ENRICO FERMI-SWAN CREEK
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ERIN-STEPHENS #1
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ERIN-STEPHENS #2
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ESSEX-MOPAR
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ESSEX-VOYAGER
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       FAWN-LAPEER
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       FAWN-TUSCOLA (RUSH) (BERGEN)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       GENDY-STERLING (MUSTANG)                                            Mustang Tap portion is
                                                                                                 dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       GENOA-LATSON (138KV)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       GENOA-MADRID
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       GENOA-NOLAN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       HAMLIN-SPOKANE (TIENKEN)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       HANCOCK-QUAKER
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       HANCOCK-SOUTHFIELD
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       HARBOR BEACH-BAD AXE
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       HARBOR BEACH-SEASIDE
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       HEMPHILL-HUNTERS CREEK
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       HINES-LEVAN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       HUNTERS CREEK-IMLAY PUMPING                                         Imlay Pumping 1 circuit is
                                                                                                 dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       HUNTERS CREEK-LAPEER
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       HUNTERS CREEK-ROBIN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       IRONTON-NAVARRE-RIVERVIEW
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       JEFFERSON-RIVERVIEW #1
----------------------------------------------------------------------------------------------------------------------------------

                                       36


----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       JEFFERSON-RIVERVIEW #2
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       JEFFERSON-TRENTON CHANNEL #1
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       JEFFERSON-TRENTON CHANNEL #2
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       JEFFERSON-TRENTON CHANNEL #3
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       JEFFERSON-TRENTON CHANNEL #4
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       JEWELL-ST. CLAIR-SPOKANE (CARBON)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       JOSLYN-PONTIAC
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       JOSLYN-WALTON
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       JUPITER-NAVARRE (CICOT)                                             Cicot Tap portion is dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       JUPITER-TAURUS (WOODHAVEN)                                          Woodhaven 1 Tap
                                                                                                 portion is dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       KENTUCKY-LUZON
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       KENTUCKY-PIONEER
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       KOPPERNICK-NEWBURGH
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       LARK-PHOENIX
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       LARK-SPRUCE
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       LARK-WASHTENAW-BLACKSTONE (138KV)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       LEE-MENLO (LAKE HURON PUMP)                                         Lake Huron Pump Tap
                                                                                                 portion is dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       LEE-SANDUSKY
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       LEVAN-YOST
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       LINCOLN-NORTHEAST-NORTHWEST
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       LINCOLN-TROY (FORMTECH)                                             Formtech 1 Tap portion
                                                                                                 is dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       MACK-MOPAR
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       MACK-VOYAGER
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       MACOMB-STEPHENS (BENSON)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       MALTA-RED RUN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       MARYSVILLE-MENLO
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       MARYSVILLE-WABASH
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       MONTCALM-CATALINA
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       NEWBURGH-PERU (SPORT) (TOPAZ)                                       Sport 2 & Topaz 2 Tap
                                                                                                 portions are dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       NEWBURGH-TRENTON CHANNEL                                            Woodhaven 2 Tap
                             (WOODHAVEN)                                                         portion is dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       NOBLE-SPRUCE
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       NOBLE-SUPERIOR (CROWN) (MCAULEY)                                    Mcauley 1 Tap portion is
                                                                                                 dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       NORTHEAST-LINCOLN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       NORTHEAST-SLOAN (LOGAN) (RAMVILLE)                                  Logan 2, Skylark 1 &
                             (SKYLARK)                                                           Ramville 2 Tap portions
                                                                                                 are dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       NORTHWEST-SOUTHFIELD
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       PIONEER-SUPERIOR (MCAULEY)                                          Mcauley 2 Tap portion is dist.
----------------------------------------------------------------------------------------------------------------------------------

                                       37


----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       PLACID-PROUD (PRIZM)                                                Prizm Tap portion is
                                                                                                 dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       POLARIS-YOST
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       PONTIAC-HUNTERS CREEK (STRATFORD)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       PONTIAC-SUNBIRD (COLORADO) (TIENKEN)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       PONTIAC-WALTON #1
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       QUAKER_SUNSET
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       QUAKER-SOUTHFIELD (DREXEL)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       RED RUN-NORTHEAST (SKYLARK) (TF.3 N.E.)                             Ramville 1 & Skylark 2
                             (RAMVILLE)                                                          Tap portions are dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       REMER-ST. CLAIR
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       RIVER ROUGE-IRONTON #1
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       RIVER ROUGE-IRONTON #2
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       RIVER ROUGE-NAVARRE (MARION)                                        Marion Tap portion is
                                                                                                 dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       RIVER ROUGE-TANDEM
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       RIVER ROUGE-WARREN #2 (EAGLE)                                       Eagle 2 & Wyoming
                             (WYOMING)                                                           1Tap portions are dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       RIVER ROUGE-WARREN #3
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       RIVER ROUGE-WATERMAN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       RIVER ROUGE-ZUG
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       RIVERVIEW-TANDEM (WYANDOTTE)                                        Wyandotte Tap portion
                                                                                                 is dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ROBIN-WABASH (IMLAY PUMP) (LEONARD)                                  Imlay Pumping 2 &
                                                                                                 Leonard Tap portions
                                                                                                 are dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ROMULUS-TRENTON CHANNEL
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       SANDUSKY-SEASIDE
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       SCOTTSDALE-WILLOW RUN
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       SENECA-SPOKANE
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       SLOAN-STERLING (MUSTANG) (VAN DYKE)                                 Mustang 2 & Van Dyke
                                                                                                 2 Tap portions are dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       SOUTHFIELD-SUNSET
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ST. CLAIR-MACOMB #1 (GOLF) (HOUSTON)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ST. CLAIR-STEPHENS #1 (GRAYLING) (MALTA)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       ST. CLAIR-VICTOR (NEW HAVEN FOUNDRY)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       STEPHENS-TWR 2720A (DECOMMISSIONED)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       STEPHENS-VICTOR (GRAYLING) (MALTA)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       TAURUS-TRENTON CHANNEL
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       TEMPEST-CATALINA
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       TROY-WHEELER (LONG LAKE)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       WABASH-YUMA (LAKE HURON PUMP)                                       Yuma to Lake Huron
                                                                                                 Pump is dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       WALTON-MONTCALM
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       WARREN-EVERGREEN #1
----------------------------------------------------------------------------------------------------------------------------------

                                       38


----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       WARREN-EVERGREEN #2
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       WATERMAN-ZUG
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       WAYNE-NEWBURGH #1
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       WAYNE-NEWBURGH #2 (KOPPERNICK)
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       WAYNE-SUPERIOR
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       WAYNE-WILLOW RUN-SUPERIOR
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       WAYNE-ZACHARY
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       WHITING-CUSTER
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       WIXOM-CODY (TOWN)                                                   Town 1 Tap poriton is
                                                                                                 dist.
----------------------------------------------------------------------------------------------------------------------------------
120KV           Towers       WIXOM-HANCOCK
----------------------------------------------------------------------------------------------------------------------------------
120KV           Wood         APACHE-SENECA
                Pole
----------------------------------------------------------------------------------------------------------------------------------
120KV           Wood         APACHE-TROY
                Pole
----------------------------------------------------------------------------------------------------------------------------------
120KV           Wood         CANIFF-SATURN
                Pole
----------------------------------------------------------------------------------------------------------------------------------
120KV           Wood         FRISBIE-SATURN
                Pole
----------------------------------------------------------------------------------------------------------------------------------
120KV           Wood         GREENWOOD-LEE
                Pole
----------------------------------------------------------------------------------------------------------------------------------
120KV           Wood         HAGER-HINES (DUVALL)
                Pole
----------------------------------------------------------------------------------------------------------------------------------
120KV           Wood         HAGER-SUNSET
                Pole
----------------------------------------------------------------------------------------------------------------------------------
120KV           Wood         MALLARD-VENOY
                Pole
----------------------------------------------------------------------------------------------------------------------------------
120KV           Wood         MALLARD-YOST
                Pole
----------------------------------------------------------------------------------------------------------------------------------
230KV           Towers       BAXTER-NAVARRE
----------------------------------------------------------------------------------------------------------------------------------
230KV           Towers       BAXTER-WARREN
----------------------------------------------------------------------------------------------------------------------------------
230KV           Towers       BISMARCK-RED RUN
----------------------------------------------------------------------------------------------------------------------------------
230KV           Towers       BLOOMFIELD-PONTIAC
----------------------------------------------------------------------------------------------------------------------------------
230KV           Towers       BROWNSTOWN-NAVARRE #2
----------------------------------------------------------------------------------------------------------------------------------
230KV           Towers       BROWNSTOWN-ROTUNDA
----------------------------------------------------------------------------------------------------------------------------------
230KV           Towers       HINES-WAYNE
----------------------------------------------------------------------------------------------------------------------------------
230KV           Towers       JEWELL-STERLING
----------------------------------------------------------------------------------------------------------------------------------
230KV           Towers       NAVARRE-WATERMAN
----------------------------------------------------------------------------------------------------------------------------------
230KV           Towers       NORTHEAST-STEPHENS
----------------------------------------------------------------------------------------------------------------------------------
230KV           Towers       ROTUNDA-WARREN
----------------------------------------------------------------------------------------------------------------------------------
345KV           Cables       CANIFF-STEPHENS
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       ALLEN JUNCTION-MAJESTIC-MONROE
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       BAYSHORE-MONROE
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       BELLE RIVER-GREENWOOD-JEWELL
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       BELLE RIVER-JEWELL
----------------------------------------------------------------------------------------------------------------------------------

                                       39

----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       BELLE RIVER-PONTIAC
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       BELLE RIVER-ST. CLAIR
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       BISMARCK-JEWELL
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       BISMARCK-STEPHENS
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       BROWNSTOWN-ENRICO FERMI #2
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       BROWNSTOWN-ENRICO FERMI #3
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       BROWNSTOWN-MONROE #1
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       BROWNSTOWN-MONROE #2
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345KV           Towers       BROWNSTOWN-WAYNE #1
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       BROWNSTOWN-WAYNE #2
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345KV           Towers       COVENTRY-MAJESTIC
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       COVENTRY-MONROE
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345KV           Towers       JEWELL-PONTIAC
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345KV           Towers       JEWELL-ST. CLAIR
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       JEWELL-STEPHENS
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       LEMOYNE-MAJESTIC
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345KV           Towers       MADRID-PONTIAC
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       MAJESTIC-BATTLE CREEK-ONEIDA
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345KV           Towers       MAJESTIC-TOMPKINS
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       MAJESTIC-WAYNE
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       MONROE-WAYNE
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       PLACID-PONTIAC
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       PLACID-WAYNE
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       PONTIAC-HAMPTON
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       PONTIAC-WIXOM
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       ST. CLAIR-STEPHENS #2
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       THETFORD-JEWELL
----------------------------------------------------------------------------------------------------------------------------------
345KV           Towers       WAYNE-WIXOM (QUAKER)
----------------------------------------------------------------------------------------------------------------------------------

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